                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                  MAY 16, 2001
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                DELAWARE                                  34-4144905
      (State or other jurisdiction)            (IRS Employer Identification No.)


      CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of principal executive offices)                    (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)

ITEM 5.             OTHER EVENTS

                    See Exhibit 99 to this Form 8-K

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS

                    (c)      Exhibits

                             Exhibit 99 - CNA Surety Corporation Press Release
issued on May 16, 2001.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CNA SURETY CORPORATION
                                      (Registrant)



                                  By: /s/ John S. Heneghan
                                      John S. Heneghan
                                      Vice President and Chief Financial Officer



Dated:      May 16, 2001